UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2008

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 8, 2008, Harrah’s Entertainment, Inc. (“Harrah’s Entertainment”) issued a press release announcing, among other things, certain changes to the previously announced private exchange offers by Harrah’s Operating Company, Inc. (“Harrah’s Operating”) to exchange new 10% Second-Priority Senior Secured Notes due 2015 for the following outstanding debt securities: (i) 5.50% Senior Notes due 2010 (CUSIP No. 413627AQ3; ISIN No. US413627AQ32), (ii) 7.875% Senior Subordinated Notes due 2010 (CUSIP No. 700690AQ3; ISIN No. US700690AQ34), (iii) 8.0% Senior Notes due 2011 (CUSIP No. 413627AH3; ISIN No. US413627AH33), (iv) 8.125% Senior Subordinated Notes Due 2011 (CUSIP No. 700690AL4, 700690AK6, U70230AA2; ISIN No. US700690AL47, US700690AK63, USU70230AA22), and (v) 5.375% Senior Notes due 2013 (CUSIP No. 413627AN0; ISIN No. US413627AN01). In each case, the Expiration Date has been extended from 5 p.m., New York City time, on December 19, 2008 to midnight, New York City time, on December 19, 2008.

The changes to the exchange offers announced in the press release include that Harrah’s Operating will pay the early tender consideration to holders of Old Notes maturing between 2010 and 2013 (“Priority 1 Notes”) whose Priority 1 Notes are validly tendered and accepted by HOC prior to the Expiration Date. In addition, Harrah’s Operating is reducing the COD Limitation (as defined in the confidential offering memorandum), and as a result, the Acceptance Priority 2 Cap (as defined in the confidential offering memorandum) and the Acceptance Priority 3 Cap (as defined in the confidential offering memorandum). Harrah’s Operating is also extending to 5:00 p.m., New York City time, on December 12, 2008, the Withdrawal Deadline (as defined in the confidential offering memorandum) for all Old Notes.

The press release also announced that Harrah’s Operating amended the terms of the exchange offers for the Old Notes maturing in 2010 and 2011 (the “Old 2010-2011 Notes”) to increase the maximum amount of cash it will pay to participating holders that elect to receive cash in lieu of New 2015 Second Lien Notes and replace the “Modified Dutch Auction” process (as described in the confidential offering memorandum) with a fixed price offer (as more fully described in the press release attached).

For additional information concerning the foregoing, a copy of the press release dated December 8, 2008 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Text of press release, dated December 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: December 8, 2008	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Text of press release, dated December 8, 2008.